Income Taxes	6 Months Ended
Jun. 30, 2017
Income Tax Disclosure [Abstract]
Income Taxes

8) Income Taxes

The Norwegian government is in negotiations with the EFTA Surveillance Authority to extend the effective date of the Norwegian Tonnage Tax regime (the “NTT”). Pursuant to those negotiations, Norway has proposed restrictions that would eliminate the ability of companies that own vessels under certain bareboat charters to qualify for the NTT. Companies that no longer qualify for the NTT would instead be subject to Norwegian corporate income tax.

Subsidiaries of the Partnership collectively own four vessels under bareboat charters. Under the currently proposed changes to the NTT, the subsidiaries that own those vessels would no longer qualify for the NTT and would instead be subject to Norwegian corporate income tax, potentially as of January 1, 2018. The Partnership is evaluating potential alternatives that would avoid any of its subsidiaries being disqualified from the NTT. However, until any changes to the NTT are finalized, the Partnership can make no assurances that it can avoid the disqualification of certain of its subsidiaries from the NTT.

Components of Current and Deferred Tax Expense

After the reorganization of the Partnership’s predecessor’s activities into the new group structure in February 2013, all profit from continuing operations in Norway is taxable within the Norwegian Tonnage Tax regime (“the tonnage tax regime”). The consequence of the reorganization was a one-time entrance tax into the tonnage tax regime due to the Partnership’s acquisition of the shares in the subsidiary that owns the Fortaleza Knutsen and the Recife Knutsen. Under the tonnage tax regime, the tax is based on the tonnage of the vessel and operating income is tax free. The net financial income and expense remains taxable as ordinary income tax for entities subject to the tonnage tax regime. For the portion of activities subject to the tonnage tax regime, tonnage taxes are classified as vessel operating expenses while the current and deferred taxes arising on net financial income and expense are reflected as income tax expense in the consolidated financial statements.

The total amount of the entrance tax was estimated to be approximately $3.0 million, which was recognized in the three months ended March 31, 2013. The entrance tax is payable over several years and is calculated by multiplying the tax rate by the declining balance of the gain, which will decline by 20% each year. The amount payable will be affected by the change in tax rate which was reduced to 24% in 2017 from 25% in 2016, from 27% in 2014 and from 28% in 2013 and the fluctuation in currency rates. Approximately $0.2 and $0.1 million of the entrance tax was paid during the first and second quarter of 2017, respectively, and $0.2 million was paid during the first quarter of 2016. UK income tax is presented as income taxes payable, while $0.7 million is presented as non-current deferred taxes payable.

Significant components of current and deferred income tax expense attributable to income from continuing operations for the three and six months ended June 30, 2017 and 2016 as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(U.S. Dollars in thousands)	2017	2016	2017	2016
Income before income taxes	$16,918	$11,581	$28,350	$22,247
Income tax (expense)	(3)	(3)	(6)	(6)

Effective tax rate	$0%	$0%	$0%	$0%

The Partnership records a valuation allowance for deferred tax assets when it is more likely than not that some of or all of the benefit from the deferred tax assets will not be realized. In assessing the realizability of deferred tax assets, which relates to financial loss carry forwards and other deferred tax assets within the tonnage tax regime, the Partnership considers whether it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized taking into account all the positive and negative evidence available. As of June 30, 2017 and December 31, 2016 there are no deferred tax assets recognized.